UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 15, 2015

Date of Report (Date of earliest event reported)

PARATEK PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36066	33-0960223
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Park Plaza Boston, MA	02116
(Address of principal executive offices)	(Zip Code)

(617) 807-6600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 15, 2015, Paratek Pharmaceuticals, Inc. entered into a Controlled Equity OfferingSM Sales Agreement (the “Agreement”) with Cantor Fitzgerald & Co. (“Cantor”) under which we may offer and sell our common stock having aggregate sales proceeds of up to $50,000,000 from time to time through Cantor as our sales agent. Sales of our common stock through Cantor, if any, will be made by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 under the Securities Act of 1933, as amended, including without limitation sales made directly on the NASDAQ Global Market, on any other existing trading market for the Common Stock or to or through a market maker. Cantor will use commercially reasonable efforts to sell our common stock from time to time, based upon instructions from us (including any price, time or size limits or other customary parameters or conditions we may impose). We will pay Cantor a commission of 3.0% of the gross sales proceeds of any common stock sold through Cantor under the Agreement. We have also provided Cantor with customary indemnification rights.

We are not obligated to make any sales of common stock under the Agreement. The offering of shares of our common stock pursuant to the Agreement will terminate upon the earlier of (i) the sale of all common stock subject to the Agreement, or (ii) termination of the Agreement in accordance with its terms.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. This Current Report on Form 8-K also incorporates by reference the Agreement into the Registration Statement (as defined below).

The common stock is being offered and sold pursuant to our effective shelf registration statement on Form S-3 and an accompanying prospectus (Registration Statement No. 333-201458) declared effective by the SEC on April 27, 2015 (the “Registration Statement”) and a prospectus supplement dated October 15, 2015, to be filed with the SEC.

A copy of the opinion of Cooley LLP regarding the shares to be sold under the Agreement is attached as Exhibit 5.1 hereto.

Item 9.01. Financial Statements and Exhibits.

Number	Description

1.1	Controlled Equity OfferingSM Sales Agreement (the “Agreement”) between Paratek Pharmaceuticals, Inc. and Cantor Fitzgerald & Co., dated October 15, 2015.

5.1	Opinion of Cooley LLP

23.1	Consent of Cooley LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2015	PARATEK PHARMACEUTICALS, INC.

	By:	/s/ Douglas W. Pagán

		Name:	Douglas W. Pagán
		Title:	Chief Financial Officer

EXHIBIT INDEX

Number	Description

1.1	Controlled Equity OfferingSM Sales Agreement (the “Agreement”) between Paratek Pharmaceuticals, Inc. and Cantor Fitzgerald & Co., dated October 15, 2015.

5.1	Opinion of Cooley LLP

23.1	Consent of Cooley LLP (included in Exhibit 5.1)